EXHIBIT  32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, Stephen M. Siedow, the Chief Executive Officer, President and Chief Financial Officer of Equicap, Inc. (the "Company"), DOES HEREBY CERTIFY, that:

     1. The Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005 (the "Report"), fully complies with the requirements of
          Section 13(a) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     IN WITNESS WHEREOF, each of the undersigned has executed this statement this 10th day of May, 2005.


                             By: /s/ Stephen M. Siedow
                                 -----------------------------------------------
                                     Stephen M. Siedow, Chief Executive Officer,
                                     President and Chief Financial Officer


     A signed original of this written statement required by Section 906 has been provided to Equicap, Inc. and will be retained by Equicap, Inc. and furnished to the Securities and Exchange Commission or it staff upon request.